UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 19, 2008
Triad Guaranty Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-22342	56-1838519

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
101 South Stratford Road
Winston-Salem, North Carolina 27104
(Address of principal executive offices) (zip code)
(336) 723-1282
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On June 19, 2008, Triad Guaranty Inc. issued a press release announcing the termination of negotiations with Lightyear Capital LLC and the denial of the appeal of its subsidiary’s suspension as an approved mortgage insurer by Freddie Mac. As a result of these developments, Triad’s subsidiary, Triad Guaranty Insurance Corporation, will cease issuing commitments for mortgage insurance effective July 15, 2008 and will work with its customers, the Illinois Division of Insurance and the GSEs to assure an orderly transition of its business to run-off. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
99.1	Press Release dated June 19, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Triad Guaranty Inc.

June 19, 2008	/s/ Kenneth W. Jones Kenneth W. Jones
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated June 19, 2008